CONSOLIDATED BALANCE SHEETS (Parenthetical) (EUR €) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance	€ 27	€ 27
Accounts receivable from related parties, allowance	850	850
Inventories, allowance	€ 789	€ 451
Share capital, par value
Share capital, shares authorized	19,656,317	18,302,617
Share capital, shares issued	14,969,150	14,956,317
Share capital, shares outstanding	14,969,150	14,956,317